Long-Term Debt and Revolving Credit Facility	12 Months Ended
Dec. 31, 2012
Long-Term Debt and Revolving Credit Facility
Long-Term Debt and Revolving Credit Facility

Note 12—Long-Term Debt and Revolving Credit Facility

        Pursuant to an indenture dated as of October 1, 2009 (the "Indenture"), among Stream, certain of our subsidiaries and Wells Fargo Bank, National Association, as trustee, we issued $200 million aggregate principal amount of 11.25% Senior Secured Notes due 2014 (the "Notes") at an initial offering price of 95.454% of the principal amount, the proceeds of which were used to pay off the debt from our Fifth Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of January 8, 2009, as amended, with PNC Bank, National Association and other signatories thereto along with debt acquired from EGS. In addition, we and certain of our subsidiaries (collectively, the "Borrowers") entered into a credit agreement, dated as of October 1, 2009, as amended by the First Amendment to Credit Agreement dated June 3, 2011, the Second Amendment to Credit Agreement dated November 1, 2011 and the Third Amendment to Credit Agreement dated December 27, 2012 (as amended, the "Credit Agreement"), with Wells Fargo Capital Finance, LLC, as agent and co-arranger, and Goldman Sachs Lending Partners LLC, as co-arranger, and each of the lenders party thereto, as lenders, providing for revolving credit financing (the "ABL Facility") of up to $125 million, including a $20 million sub-limit for letters of credit. The ABL Facility has a term of five years or 120 days prior to the maturity of our Notes (including any refinancing or extension of the Notes), whichever is less, at an interest rate of Wells Fargo's base rate plus 150 basis points or LIBOR plus 250 basis points at our discretion. We capitalized fees of $7,815 and $5,642 associated with the Notes and the Credit Agreement, respectively, at the inception of these agreements and subsequent amendments that are being amortized over their respective lives. We amortized $2,613 of such capitalized fees into expense for the year ended December 31, 2012.

        The ABL facility has a fixed charge coverage ratio financial covenant that is operative when our availability under the facility is less than $25 million. As of December 31, 2012, we had $74,342 available under the ABL Facility. We made draws on the ABL Facility of $316,717 and $274,026 for the years ended December 31, 2012 and 2011, respectively, and payments on the ABL Facility of $326,792 and $253,777 for the years ended December 31, 2012 and 2011, respectively. We are in compliance with the financial covenant in the Credit Agreement as of December 31, 2012. Substantially all of the assets of Stream excluding intangible assets secure the Notes and the ABL Facility. See Note 19 for Guarantor Financial Information.

        Long-term borrowings consist of the following:

	December 31, 2012	December 31, 2011
Revolving line of credit	$34,680	$44,755
11.25% Senior Secured Notes	200,000	200,000
Other	14,904	1,215

	249,584	245,970
Less: current portion	(5,333)	(453)
Less: discount on notes payable	(3,897)	(5,743)

Long-term debt	$240,354	$239,774

        Minimum principal payments on long-term debt subsequent to December 31, 2012 are as follows:

Total
2013	$5,333
2014	239,688
2015	2,268
2016	736
2017	1,559

Total	$249,584

        We had Letters of Credit in the aggregate outstanding amounts of $3,245 at December 31, 2012 and $5,167 at December 31, 2011, respectively.

        We had $380 and $215 of restricted cash as of December 31, 2012 and 2011, respectively.